SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 29, 2001
                                                  ------------------------------


                              Matrix Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


           COLORADO                         0-21231              84-1233716
----------------------------------- ----------------------- --------------------
(State or other jurisdiction             (Commission           (IRS Employer
      of incorporation)                   File Number)      Identification No.)


1380 Lawrence Street, Suite 1400, Denver, Colorado                  80204
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code          (303) 595-9898
                                                   -----------------------------



                                      None
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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

            See Exhibit 99.1 to this Form 8-K.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Matrix Bancorp,  Inc.
                                     ------------------------------------
                                     (Registrant)


DATE:      March 30, 2001            /s/ David W. Kloos
      ----------------------         ------------------------------------
                                     David W. Kloos
                                     Senior Vice President
                                     and Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit No.          Description of Exhibit
-----------          ----------------------

  99.1               Press Release of Matrix Bancorp Inc. issued March 29, 2001.